Exhibit 10.4

Note Guarantee

Each Guarantor listed below (hereinafter referred to as the “Guarantors” which term includes any successors or assigns under the Indenture, dated the date hereof, among the Guarantors, Medicine Man Technologies, Inc. (the “Company”), Ankura Trust Company, LLC, as trustee, registrar, paying agent, and conversion agent, and Chicago Atlantic Admin, LLC, as collateral agent (the “Indenture”)), unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, jointly and severally with each other Guarantor and each other guarantor party to the Indenture, the obligations of the Company pursuant to the Indenture, which include without limitation: (i) prompt payment in full of the principal, premium, if any, and interest on, the Notes when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and prompt performance when due of all other obligations of the Company to the Holders, the Collateral Agent or the Trustee pursuant to the terms and conditions of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, such payment will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, redemption, or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Article 12 of the Indenture. This guarantee is a guarantee of payment and not a guarantee of collection.

The obligations of each Guarantor to the Holders of the Notes, to the Trustee and to the Collateral Agent pursuant to this Guarantee and the Indenture are expressly set forth in the Indenture, including but not limited to Article 12 thereof, and reference is hereby made to such Indenture for the precise terms of this Guarantee.

No past, present or future director, officer, employee, incorporator, stockholder or agent (direct or indirect) of any Guarantor (or any such successor entity), as such, shall have any liability for any obligations of such Guarantor under this Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to the Notes and all demands whatsoever.

This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Company’s obligations under the Notes and Indenture or until legally discharged in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee, the Collateral Agent and the Holders of the Notes, and, in the event of any transfer or assignment of rights by any Holder of the Notes, the Trustee or the Collateral Agent, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and performance and not of collectability.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been signed, in the name and on behalf of the Trustee under the Indenture, manually or by facsimile or other electronic imaging means by one of the authorized officers of the Trustee under the Indenture.

The obligations of each Guarantor under this Guarantee shall be limited to the extent provided in Section 12.02 of the Indenture to insure that it does not constitute a fraudulent conveyance under applicable law.

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THE TERMS OF ARTICLE 12 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

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IN WITNESS WHEREOF, each Guarantor has caused this instrument to be duly executed.

Dated: December 7, 2021

DOUBLE BROW, LLC
By: Schwazze Colorado LLC, its Sole Member By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MISSION HOLDING, LLC
By: Schwazze Colorado LLC, its Sole Member By: Medicine Man Technologies, Inc., its Manager
By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCG HOLDING, LLC
By: Medicine Man Technologies, Inc., its Sole Member

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE COLORADO LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Note Guarantee]

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SCHWAZZE BIOSCIENCES, LLC
By: Schwazze Colorado LLC, its Sole Member By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SBUD LLC
By: Schwazze Colorado LLC, its Manager By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MEDICINE MAN CONSULTING, INC.

By: /s/ Justin Dye
Name: Justin Dye
Title: President

TWO J’S LLC
By: Medicine Man Technologies, Inc., its Sole Member

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS LTD.
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Note Guarantee]

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MESA ORGANICS II LTD
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS III LTD
By: Medicine Man Technologies, Inc., its Manager
By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS IV LTD
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

PBS HOLDCO LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE IP HOLDCO LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Note Guarantee]

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MIH MANAGER LLC
By: Medicine Man Technologies, Inc., its Manager
By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

EMERALD FIELDS MERGER SUB, LLC
By: Schwazze Colorado LLC, its Sole Member By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

NUEVO HOLDING, LLC By: Schwazze New Mexico, LLC, its Manager By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

NUEVO ELEMENTAL HOLDING, LLC By: Schwazze New Mexico, LLC, its Manager By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE NEW MEXICO, LLC By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Note Guarantee]

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